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                                                                     Exhibit 1.2


                            Everest Re Capital Trust

                              Preferred Securities
            guaranteed to the extent set forth in the Guarantees by

                       EVEREST REINSURANCE HOLDINGS, INC.

                         -----------------------------

                             Underwriting Agreement
                             ----------------------
                                                          ____________ ___, 1999


To the Representatives of the several Underwriters named in Schedule I to the respective
  Pricing Agreements hereinafter described

Ladies and Gentlemen:

   From time to time Everest Re Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Company"), as depositor of the trust and as guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") specified in Schedule II to such Pricing Agreement, representing undivided beneficial interests in the assets of the Trust (with respect to such Pricing Agreement, the "Firm Designated Securities"). If specified in such Pricing Agreement, the Trust may grant the Underwriters the right to purchase at their election an additional number of Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities". The proceeds of the sale of the Designated Securities to the public and of common securities of the Trust (the "Common Securities") to the Company concurrently with the sale of the Designated Securities are to be invested in junior subordinated deferrable interest debentures of the Company (the "Subordinated Debentures") identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Designated Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture to be dated as of _____________ ___, 1999 (the "Indenture") between the Company and The Chase Manhattan Bank as trustee (the "Indenture Trustee"). The Designated Securities may be exchangeable into Designated Subordinated Debentures, as specified in
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Schedule II to such Pricing Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Pricing Agreement with respect to such Designated Securities (the "Designated Guarantee") (all such Designated Guarantees together, the "Guarantees").

   The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement identified in such Pricing Agreement (with respect to such Pricing Agreement, the "Trust Agreement").

   1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Firm Designated Securities, the maximum principal amount of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Firm Designated Securities and such Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

   2. The Trust and the Company, jointly and severally, each represents and warrants to, and agrees with, each of the Underwriters that:

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      (a) A registration statement on Form S-3 (File No. 333-87363) and one or more pre-effective amendments thereto (the "Initial Registration Statement") in respect of the Securities, the Subordinated Debentures and the Guarantees, (including the Designated Securities, the Designated Subordinated Debentures and the Designated Guarantees) have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference contained in the prospectus, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Trust, if any, and the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the

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   Prospectus as amended or supplemented shall be deemed to refer to the
   Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

      (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the

                                       4
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   Registration Statement and the Prospectus, there has not been any change in the capital stock or any material change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

      (e) The Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing (to the extent such concept is relevant) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and each of them has been duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; the Company has full corporate power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it; and this Agreement has been duly executed and delivered by the Company;

      (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all the outstanding beneficial interests in the Designated Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus;

      (g) The Designated Securities have been duly authorized, and, when the Firm Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will have been duly and validly issued and fully paid and non-assessable beneficial interests in the Trust entitled to the benefits provided by the applicable Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Designated Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

      (h) The holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

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

      (i) The Common Securities of the Trust have been duly authorized on behalf of the Trust by the Company, as depositor of the Trust, and upon delivery by the Trust to the Company against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities of the Trust is not subject to preemptive or other similar rights; the Common Securities conform to the description thereof contained in the Registration Statement; and at each Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

      (j) The Designated Guarantee, the Agreement as to Expenses and Liabilities between the Company and the Trust set forth in the Pricing Agreement (the "Designated Expense Agreement") (all such Designated Expense Agreements together, the "Expense Agreements") the Trust Agreement for the Trust, the Designated Subordinated Debentures and the Indenture (the Designated Guarantee, the Designated Expense Agreement, such Trust Agreement, the Designated Subordinated Debentures and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Designated Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Designated Expense Agreement, by the Trust, in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the Indenture Trustee, and, in the case of the Company Subordinated Debentures, when validly issued by the Company and duly authenticated and delivered by the Indenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Indenture and the Designated Guarantee have each been duly qualified under the Trust Indenture Act; the Designated Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as exhibits to the Registration Statement, will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

      (k) The issue and sale of the Designated Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, the Designated Securities, the Designated Expense Agreement and the Trust Agreement, the purchase of the Designated Subordinated Debentures by the Trust, the execution, delivery and performance by the Trust of the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, except for any such conflict, breach, violation or default which would not have a material

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   adverse effect on consolidated financial position, stockholders' equity or results of operations of the Trust, nor will such action result in any violation of the provisions of (A) the Trust Agreement or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Trust; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement, the Pricing Agreement or any Over-allotment Option, the Designated Expense Agreement, the Indenture or the Trust Agreement, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

      (l) The statements set forth in the Prospectus under the captions "Description of the Junior Subordinated Notes", "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the Expense Agreement", and "Relationship Among the Preferred Securities, Preferred Securities Guarantee, Expense Agreement and Junior Subordinated Notes Held By the Trust", insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "Underwriting", insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

      (m) The issuance by the Company of the Guarantees and the Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, the Guarantees, the Expense Agreements, the Subordinated Debentures, the Trust Agreements and the Indenture, the execution, delivery and performance by the Company of the Company Agreements, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such as individually or in the aggregate would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantees or the Subordinated Debentures or the consummation by the Company of the other transactions contemplated by this Agreement, any Pricing

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   Agreement or the Company Agreements, except such as have been or will have been, prior to each Time of Delivery, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Company of the Guarantees and the Subordinated Debentures;

      (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Trust, the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Trust, the Company and its subsidiaries; and, to the best of the Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (o) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Securities, will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

      (p) None of the Trust, the Company nor any of its subsidiaries, as applicable, is in violation of the Trust Agreement for the Trust, the Certificate of Trust for the Trust, the Restated Certificate of Incorporation or By-Laws of the Company, or the charter or by-laws of any of its subsidiaries, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than any such violation or default that would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

      (q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

      (r) The consolidated financial statements and financial statement schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus fairly present in all material respects the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition and cash flows as of the dates and periods therein specified. Such financial statements and financial statement schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein);

      (s) Each of the Company and its subsidiaries, when necessary, is duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance

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   statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Company or any of its subsidiaries to be so licensed would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration and qualification needs to be obtained by either the Company or any of its subsidiaries, in any case, where it could be reasonably expected that (x) the Company or any of its subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no insurance regulatory authority having jurisdiction over the Company or any of its subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to the Company or any of its subsidiaries except as set forth in the letter dated October 21, 1999 from the State of Delaware Department of Insurance to Everest Reinsurance Company;

      (t) The consolidated financial statements and financial statement schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus fairly present in all material respects the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition and cash flows as of the dates and period therein specified. Such financial statements and financial statement schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein);

      (u) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of the Junior Subordinated Notes", "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the

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   Expense Agreement" and "Relationship Among the Preferred Securities,
   Preferred Securities Guarantee, Expense Agreement and Junior Subordinated Notes Held By the Trust", insofar as they constitute a summary of the terms of the Securities, Subordinated Debentures, the Preferred Securities Guarantee, the Expense Agreements and the Company Agreements (including the Designated Securities, the Designated Subordinated Debentures, the Designated Guarantee and the Designated Expense Agreement), and (x) in the Prospectus under the caption "Plan of Distribution" and (y) in the Prospectus as amended or supplemented under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, in each case are accurate, complete and fair;

      (v) The Pricing Agreement with respect to the Designated Securities (incorporating the provisions hereof) and this Agreement each have been duly authorized, executed and delivered by the Company and the Trust;

      (w) Each certificate signed by any officer of the Company or the Trust and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company or the Trust, as the case may be, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby; and

      (x) The Company and the Trust have reviewed their operations and, in the case of the Company, that of its subsidiaries, and have made inquiries of any third parties with which the Company, the Trust or any of their subsidiaries have a material relationship to evaluate the extent to which the business or operations of the Company, the Trust or any of their subsidiaries will be affected by the Year 2000 Problem. As a result of such review and inquiries to which responses have been received, and except as described in the Prospectus, the Company and the Trust do not believe that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company, the Trust and their subsidiaries or result in any material loss or material interference with the Company's or the Trust's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

   3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

   The Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Trust and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Trust and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

   The number of Optional Designated Securities to be added to the number of Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Trust and the Company have been advised by the Representatives have been attributed to such Underwriter; provided, however, that, if the Trust and the Company have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

   As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Trust to purchase the Designated Subordinated Debentures of the Company, the Company agrees to pay at each Time of Delivery to Goldman, Sachs & Co., for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per capital security for the Designated Securities to be delivered at each Time of Delivery.

   4. Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Trust and the Company, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) Funds to an account designated by the Trust, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Trust and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect
to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the Trust and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, being herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

   5. The Trust and the Company, jointly and severally, agree with each of the Underwriters of any Designated Securities:

      (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery for the Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Designated Securities or the Designated Subordinated Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Designated Subordinated Debentures for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

      (c) Prior to 12:00 p.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Designated Securities or the Designated Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

      (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement (as defined in Rule 158(c) under the Act) of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

      (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of 180 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Trust, or any capital securities or any other securities of the Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, securities, capital securities or any such substantially similar securities of the Trust or the Company without the prior written consent of the Representatives;

      (f) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein or in the Pricing Agreement; and

      (g) If the Trust and the Company elect to rely upon Rule 462(b), the Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

   6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the Act and all other out-of-pocket expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing (excluding any related legal fees) any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, Company Agreement, the Securities and the Subordinated Debentures, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures;
(vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee, Indenture Trustee and Guarantee Trustee, and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Securities and the Subordinated Debentures and the cost of registering the Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

   7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated

Securities, true and correct, the condition that the Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
   Section 5(a) hereof; if the Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Subordinated Debentures and the Designated Guarantee, the Registration Statement, the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance reasonably satisfactory to the Representatives, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

         (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Designated Securities have been duly authorized by the Company as depositor on behalf of the Trust; and the Designated Securities conform to the description of the Securities contained in the Prospectus as amended or supplemented;

         (iii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Trust and the Company;

         (iv) The issuance by the Company of the Designated Guarantee and the Designated Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement and the Company Agreements, the execution, delivery and performance by the Company of the Company Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (except for such conflicts, breaches or violations which do not or would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or the Company or any of their properties, except for such violations which, individually or in the aggregate would not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the Trust, taken as a whole;

         (v) The Designated Securities have been duly authorized, executed, issued and delivered by the Trust and authenticated by the Trustee and constitute valid and legally binding obligations of the Trust and the Company entitled to the benefits provided by the Trust Agreement; and the Designated Securities and the Trust Agreement conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

         (vi) The Trust Agreement has been duly authorized, executed and delivered by the Trust and constitutes a valid and legally binding instrument of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Trust Agreement has been duly qualified under the Trust Indenture Act;

         (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Designated Guarantee and the Designated Subordinated Debentures or the consummation by the Trust or the Company of the transactions contemplated by this Agreement or such Pricing Agreement and the Company Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws and state insurance laws in connection with the purchase and distribution of the Designated Securities by the Underwriters or the issuance of the Designated Guarantee and Designated Subordinated Debentures by the Company;

         (viii) The statements set forth in the Prospectus under the caption "Underwriting", insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

         (ix) Neither the Company nor the Trust is an "investment company", as such term is defined in the Investment Company Act;

         (x) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply, as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

         (xi) The Designated Subordinated Debentures are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (xii) The Company Agreements have each been duly authorized, executed and delivered by the parties thereto and constitute valid and legally binding instruments, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture, the Designated Guarantee and the Trust Agreement have been duly qualified under the Trust Indenture Act;

         (xiii) The issuance by the Company of the Guarantee and the Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement and the Company Agreements, the execution, delivery and performance by the Company of the Company Agreements and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Company's Certificate of Incorporation or By-Laws; and

         (xiv) Such counsel shall also state that the Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Trust or the Company prior to such Time of Delivery

      (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (v) of this
      Section 7(c), no facts have come to their attention that would cause them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Trust or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

      In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials. Such opinions shall be limited to the federal laws of the United States, the laws of New York State and the General Corporation Law of the State of Delaware. The parties acknowledge that, in rendering such opinions, such counsel is not rendering any opinion with respect to the insurance laws or regulations or state securities laws of any state.

      References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

      (d) Special Delaware counsel to the Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives, the Company and the Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that

         (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

         (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

         (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and to the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

         (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the requisite trust power and authority to (a) execute, deliver and perform its obligations under this Agreement and the Pricing Agreement and (b) issue and perform its obligations under the Designated Securities and the Common Securities of the Designated Trust;

         (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and thereunder, have been duly authorized by the requisite trust action on the part of the Trust;

         (vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities Certificates and the issuance of replacement Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

         (vii) The Common Securities of the Trust have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Trust;

         (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities of the Trust is not subject to preemptive rights;

         (ix) The issuance and sale by the Trust of Designated Securities and the Common Securities of the Trust, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate
      (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

         (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities of the Trust. (In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware.);

         (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware; and

         (xii) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees of the Designated Trust on behalf of the Designated Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either Trustee of the Trust of the Trust Agreement;

      (e) Janet Burak, General Counsel for the Company, shall have furnished to you a written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

         (ii) The Company and each of its subsidiaries, where necessary, is duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Company or any of its subsidiaries to be so licensed would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole. The Company and its subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Company or any of its subsidiaries, in any case where it could be reasonably expected that (x) the Company or any of its subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no insurance regulatory authority having jurisdiction over the Company or any of its subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to the Company or any of its subsidiaries except as set forth in the letter dated October 21, 1999 from the State of Delaware Department of Insurance to Everest Reinsurance Company;

         (iii) The Company has the corporate power to own or lease its respective properties and conduct its business as described in the Registration Statement and the Prospectus;

         (iv) The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by its holders, free and clear of any adverse claims;

         (v) Other than as set forth in the Prospectus or the Registration Statement, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others and other than as set forth in the Prospectus or the Registration Statement, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Trust; and, to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (vi) Such counsel does not know of any contract or document of a character required to be described or summarized in the Registration Statement or to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not so filed, incorporated by reference or described;

         (vii) The issuance by the Company of the Designated Guarantee and the Designated Subordinated Debentures, the compliance by the Company with all of the provisions of the Designated Securities, this Agreement, the Pricing Agreement and the Company Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property of the Company or any of its subsidiaries is subject, or any statute or any rule, regulation or order known to such counsel of any court or governmental agency or body having jurisdiction over any of its subsidiaries or any of their properties (except for such conflicts, breaches, violations or defaults which do not or would not, individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole), or (B) any provision of the charter or by-laws of the Company or any of its subsidiaries;

         (viii) No consent, approval, authorization or order of, or registration, qualification or filing with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties is required for the issue and sale of the Designated Securities or the issuance of the Designated Guarantee and the Designated Subordinated Debentures or the consummation by the Trust and the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Company Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations, qualifications or filings under state or foreign insurance laws in connection with the purchase and distribution of the Designated Securities by the Underwriters or the issuance of the Designated Guarantee and Designated Subordinated Debentures by the Company;

         (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

         (x) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or (ii) to the knowledge of such counsel, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in the case of clause (ii), for such as, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity or result of operations of the Company and its subsidiaries taken as a whole; the Trust is not in violation of (i) its Trust Agreement or
      (ii) to the knowledge of such counsel in default in the performance or observation of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in the case of clause (ii), for such as, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity or result of operations of the Trust; and

         (xi) The Statements set forth under the headings "Description of the Junior Subordinated Notes", "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the Expense Agreement" and "Relationship Among the Preferred Securities, Preferred Securities Guarantee, Expense Agreement and Junior Subordinated Notes Held By the Trust", insofar as they constitute a summary of the terms of the Securities, Subordinated Debentures, the Guarantees, the Expense Agreements and the Company Agreements (including the Designated Securities, the Designated Subordinated Debentures, the Designated Guarantee and the Designated Expense Agreement), and (x) in the Prospectus under the caption "Plan of Distribution" and (y) in the Prospectus as amended or supplemented under the caption "Underwriting", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

      In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates or responsible officers of the Company and its subsidiaries and of public officials and, as to matters involving the application of the General Corporation Law of the State of Delaware, upon the opinions of the Company counsel referred to in Sections 7(c) and (d). Such opinions shall be limited to the federal laws of the United States and the laws of the State of New Jersey and the general corporate and insurance laws of the State of Delaware;

      (f) Tax counsel for the Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Material United States Federal Income Tax Consequences";

      (g) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP, who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

      (h) None of the Trust, the Company or any of the Company's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

      (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

      (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange (other than in connection with the proposed restructuring of the Company as described in the Prospectus as amended or supplemented) (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the

   United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

      (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities or some other day as agreed by the Company and the Underwriters; and

      (l) The Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Designated Trust and the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as the Representatives may reasonably request.

   8. (a) The Designated Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus (as supplemented by a preliminary prospectus supplement filed with the Commission) to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus (as so supplemented) which was (i) identified in writing to such Underwriter at or prior to the earlier of the filing with the Commission or the furnishing to such Underwriter of the Prospectus and (ii) corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

   (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Company against any losses, claims, damages or liabilities to which the Designated Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust and the Company for any legal or other expenses reasonably incurred by the Designated Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

   (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall, without the written consent of the indemnifying party (such written consent not to be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending action or claim in respect of which indemnification or contribution is sought hereunder if the indemnifying party has assumed the defense of such action or claim.

   (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

   (e) The obligations of the Designated Trust and the Company under this
Section 8 shall be in addition to any liability which the Designated Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Designated Trust and the Company and to each person, if any, who controls the Designated Trust and the Company within the meaning of the Act.

   9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the Designated Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust that they have so arranged for the purchase of such Designated Securities, or the Designated Trust notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Designated Trust shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Designated Trust agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

   (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust as provided in subsection (a) above, the aggregate principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Designated Trust or the Company, except for the expenses to be borne by the Designated Trust and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   10. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust or the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Company, or any officer or director or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Securities.

   11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Designated Trust or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust or the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

   12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Company shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the address of the Designated Trust or the Company, respectively, set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

   13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of each Designated Trust, the Company and each person who controls any Designated Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

   14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

   15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                    Very truly yours,


                                    EVEREST REINSURANCE HOLDINGS, INC.


                                    By: _______________________
                                        Name:
                                        Title:

                                    EVEREST RE CAPITAL TRUST
                                    By: Everest Reinsurance Holdings, Inc.
                                        as Depositor


                                    By: ________________________
                                        Name:
                                        Title:

                                                                         ANNEX I
                               Pricing Agreement
                               -----------------


Goldman, Sachs & Co.,
[Names of Co. Representative(s)]
As Representatives of the several
   Underwriters named in Schedule I hereto, [c/o Goldman, Sachs & Co.,]
85 Broad Street,
New York, New York 10004.

                                                                ______ ___, 2000
Ladies and Gentlemen:

   Everest Re Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated
 ......................, 1999 (the "Underwriting Agreement") to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The principal asset of the Trust consists of debt securities of the Company (the "Subordinated Debentures"), as specified in
Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in this Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

   An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

   Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

   The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

   If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                     Very truly yours,

                                     EVEREST REINSURANCE HOLDINGS, INC.



                                     By:  __________________________________
                                          Name:
                                          Title:


                                     EVEREST RE CAPITAL TRUST
                                     By:  Everest Reinsurance Holdings, Inc.
                                          as Depositor



                                     By:  __________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
[Names of Co-Representative Corporations]


By:__________________________________
   Name:
   Title:

______________________________________
[Names of Co-Representative Partnership(s)]
On behalf of each of the Underwriters

                                   SCHEDULE I

                                                            Maximum
                                                           Principal
                                        Principal          Amount of
                                        Amount of           Optional
                                          Firm             Designated
                                       Designated       Securities Which
                                       Securities            May be
Underwriter                          to be Purchased       Purchased
-----------                          ---------------    ----------------
                                      $                 $
[Names of Representatives]........
[Names of Co-Representative(s)]...
[Names of other Underwriters].....











Total..............................    $                 $

                                  SCHEDULE II


Designated Trust:

     Everest Re Capital Trust

Title of Designated Securities:

     [   %] [Floating Rate] Preferred Securities

Liquidation Amount of the Designated Securities:

     $ _______  per Designated Security

Aggregate principal amount:

     Aggregate liquidation amount of Designated
     Securities to be sold: $ ____________

Price to Public:

     ___% of the liquidation amount of the Designated Securities

Purchase Price by Underwriters:

     ___% of the liquidation amount of the Designated Securities

Underwriters' Compensation:

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to [the Designated Representative], for the accounts of the
     several Underwriters, an amount equal to $             per preferred
     security for the Designated Securities to be delivered at each Time of
     Delivery ($    in the aggregate).

     Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]] Book entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

     Federal (same day) Funds

Accountants' Letter to be delivered on date of Pricing Agreement:

     Yes


Trust Agreement:

     Amended and Restated Trust Agreement dated as of ________, ____, between the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, The Chase Manhattan Bank (Delaware), as Delaware Trustee, and the several Holders of Trust Securities

Indenture:

     Indenture dated as of _______, ____, between the Company and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture")

Guarantee:

     Guarantee Agreement dated as of ________, ____, between Company and The Chase Manhattan Bank, as Guarantee Trustee

Expense Agreement

     Agreement as to Expenses and Liabilities, dated as of _______, ____ between the Company and the Designated Trust

Subordinated Debentures:

     [   %] [Floating Rate] Junior Subordinated Debentures.

Maturity:

     _________, ____ [(subject to shortening such maturity to a date not earlier than ______, ___)]

Interest Rate:



Interest Payment Dates:

     [Months and dates, commencing .................., 2000]

Extension Period:



Redemption Provisions:

     [The redemption provisions set forth in Section ___ of the Trust Agreement shall apply to the Designated Securities]

Sinking Fund Provisions:

     No sinking fund provisions

Exchange for Designated Securities:

     [The Subordinated Debentures may be delivered in exchange for the Designated Securities as provided in the Prospectus Supplement]

Listing of Designated Securities:

     [New York Stock Exchange][None]

Time of Delivery:

     ____ a.m., New York City time
     _______, ____

Closing Location:


Names and addresses of Representatives:

     [Names of Representatives]

     [Address for Notices]

[Other Terms]*:



--------------------------
* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        ANNEX II

     Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

       (i) They are independent certified public accountants with respect to the Designated Trust and the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations adopted by the Commission thereunder;

       (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

       (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representatives] [are attached to such letters]; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

       (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

       (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

       (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

       (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.